EXHIBIT 99.1

                          Grand Court Lifestyles, Inc.
                           Case Number: 0O-32578(NLW)
                          Reporting Period: March 2001

                            MONTHLY OPERATING REPORT

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Form                   Document              Explanation
REQUIRED DOCUMENTS                                                       No                    Attached                Attached
------------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts & Disbursements                              MOR-1                      |X|
------------------------------------------------------------------------------------------------------------------------------------
  Bank Reconciliation                                                  MOR-1(CONT)                |X|
------------------------------------------------------------------------------------------------------------------------------------
  Copies of bank statements                                                                       |X|
------------------------------------------------------------------------------------------------------------------------------------
  Cash disbursement journals (attached to bank reconciliations)                                   |X|
------------------------------------------------------------------------------------------------------------------------------------
Statement of Operations                                                MOR-2                      |X|
------------------------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                          MOR-3                      |X|
------------------------------------------------------------------------------------------------------------------------------------
Status of Post Petition Taxes                                          MOR-4
------------------------------------------------------------------------------------------------------------------------------------
  Copies of IRS Form 6123 or payment receipt                                                      |X|
------------------------------------------------------------------------------------------------------------------------------------
  Copies of tax returns filed during reporting period                                             |X|
------------------------------------------------------------------------------------------------------------------------------------
Summary of Unpaid Post Petition Debts                                  MOR-4
------------------------------------------------------------------------------------------------------------------------------------
  Listing of aged accounts payable                                                                |X|
------------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation & Aging                             MOR-5                      N/A
------------------------------------------------------------------------------------------------------------------------------------
Debtor Questionairre                                                   MOR-5                      |X|
------------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached document are true and correct to the best of my knowledge and belief.


/s/ Catherine V Merlino  CFO                4/17/01
-------------------------------------       --------
Signature of Debtor                         Date


/s/ Catherine V Merlino  CFO                4/17/01
-------------------------------------       --------
Signature of Authorized Individual          Date


/s/ Catherine V Merlino  CFO                4/17/01
-------------------------------------       --------
Printed Name of Authorized Individual       Date

                            Case Number: OO-32578(NLW)                Form MOR-1

                          Grand Court Lifestyles, Inc.
                   Schedule of Cash Receipts and Disbursements
                         March 1, 2001 - March 31, 2001

                                   -------------------------------------------------------------------------------------------------
                                                                 Bank Accounts
                                   -------------------------------------------------------------------
                                                                                        Real              Current    Cumulative
                                         (1)      Payroll    Payroll    Muiti-family   Estate   Rental    Period   filing to date
                                      Operating     Boca     Fort Lee   Sales-Escrow     Tax    Agency    Actual       Actual
                                   --------------------------------------------------------------------------------------------
Cash 3/1/01                           9,357,671    68,093    154,493     4,294,177     94,201   27,955  13,996,591    2,998,777
                                   ============================================================================================

Cash Receipts

Transfer to/from DIP accounts                                                                                    0            0
Transfers (from DIP accounts)           508,500   134,000    181,500                                       824,000   11,936,174
Management fees                          30,154                                                             30,154      953,018
Bookkeeping fees                         31,250                                                             31,250      686,500
General Partner fees                     70,750                                                             70,750    1,254,798
Sterling National Bank(2)                                                                                        0       (5,981)
Vendor refunds & expense
  reimbursments                          19,746                                                             19,746      375,786
Notes, loans & other receivables        (51,074)                            65,863                          14,789    2,341,119
Interest income                          25,446                                                             25,446      434,185
Construction funding reimbursements                                                                              0       73,376
Return of earnest money                                                                                          0       23,739
Lucinai Contribution                                                                                             0      261,557
Sale of Grand Court Assets                                                                                       0   10,518,163
Multi-family Sales                                                                                               0    4,232,229
Transition service fee                  165,000                                                            165,000      355,000
Interest income-Bankruptcy               13,387                              6,282        137       41      19,847      101,129
                                   --------------------------------------------------------------------------------------------
Total Receipts                          813,159   134,000    181,500        72,145        137       41   1,200,982   33,540,792

Cash Disbursements

Net Payroll and related taxes
  and expenses                                   (199,551)  (315,956)                                     (515,507)  (4,849,245)
Insurance                              (146,344)                                                          (146,344)    (757,443)
Administrative                         (135,969)                (555)                                     (136,524)  (1,984,439)
Taxes                                                                                                            0     (217,711)
Other (see attached schedule)           (45,912)                                                           (45,912)  (1,390,483)
Transfers (to DIP accounts)            (824,000)                                                          (824,000) (11,936,174)
Restructuring Costs                     (57,923)                                                           (57,923)  (1,906,461)
US Trustee Quarterly Fees                                                                                        0      (26,250)
                                   --------------------------------------------------------------------------------------------
Total Cash Disbursements             (1,210,148) (199,551)  (316,511)            0          0        0  (1,726,210) (23,068,206)
                                   --------------------------------------------------------------------------------------------
Net Cash Flow                          (396,989)  (65,551)  (135,011)       72,145        137       41    (525,228)  10,472,586
                                   --------------------------------------------------------------------------------------------
Cash March 31, 2001                   8,960,682     2,542     19,482     4,366,322     94,338   27,996  13,471,363   13,471,363
                                   ============================================================================================

Calculating Trustee Quarterly Fees from Current Month Actual

                                                              Total
                                                          Disbursements
                                                          -------------
Total Disbursements                                         1,726,210
Less: Transfers to Debtor in Possession accounts             (824,000)
Plus: Estate Disbursements made by outside sources                  0
                                                            ---------
                                                              902,210
                                                            =========

(1) Represents the post-petition money market account and DDA account. The post-petition cash is kept in an investment account and transferred to the DDA account as needed

(2) Amount represents the book balances of a Sterling National Bank setoff; debtor has been unable to ascertain the details of the setoff.

Case Number: 00-32578(NLW)

Schedule of Cash Receipts and Cash Disbursements
Supplementary Schedule
March 1, 2001 - March 31, 2001

Disbursements-Other

Property Funding-operations                                        27,475.80(1)
Property Funding-Multi-Family                                      18,436.00(2)

                                                                   ---------

                                                                   45,911.80
                                                                   =========

(1) Amount represents total advanced by debtor to two senior living properties to pay operating expenses

(2) Amount represents total advanced to a multi-family owning partnership (see court order attached)

CHASE MANHATTAN BANK
MONEY MARKET
A/C 312-8380029-65
March 31, 2001

Beginning Balance @3/01/01                                         9,336,900.01

Add: Cash Receipts                                                   409,746.20
Less: Cash Disbursements                                            (824,000.00)
                                                                   ------------

Book Balance @3/31/01                                              8,922,646.21

Less: Deposits in Transit
Add: Outstanding Checks-
                                                                   ------------
Bank Balance @3/31/01                                              8,922,646.21
                                                                   ============

CHASE
MONEY MARKET ACCT.
ACCT. 312-8380029-65
RECONCILIATION-Cash Receipts
March 31, 2001
                                                                          GCL
                                                                      ----------
Supervisory & bookkeping fees                            3/1/01        98,250.00
Rent-sublease                                            3/7/01         7,300.00
Caton                                                    3/7/01        29,253.87
941 Refund                                               3/7/01         1,513.70
Transition Services Fee                                  3/7/01        82,500.00
Management & Supervisory fees                            3/7/01        30,154.14
Cashflow                                                 3/9/01        11,205.50
Transition Services Fee                                  3/16/01       82,500.00
Batchelor receivables                                    3/27/01       24,400.00
Supervisory fees                                         3/28/01        3,750.00
Federal express reimbusement                             3/28/01        4,108.31
Federal express reimbusement                             3/28/01        2,722.35
Federal express reimbusement                             3/28/01        3,439.01
Federal express reimbusement                             3/28/01        4,178.78
Federal express reimbusement                             3/28/01        3,783.78
Rent-sublease                                            3/29/01        7,300.00
Interest Income                                          3/31/01       13,386.76

                                                                      ----------
                                                                      409,746.20
                                                                      ==========

GRAND COURT LIFESTYLES, INC.
CHASE MONEY MARKET ACCT.
CASH DISBURSEMENTS
March 31, 2001

             Vendor                                                  Check
Check No      Name                        Reference                   Date        Amount
-------------------------------------------------------------------------------------------
Debit      Grand Court   Transfer to Chase Business Checking Acct.    3/1/01     106,000.00
Debit      Grand Court   Transfer to Chase Business Checking Acct.    3/8/01      35,000.00
Debit      Grand Court   Transfer to Chase Business Checking Acct.   3/12/01      87,000.00
Debit      Grand Court   Transfer to Chase Business Checking Acct.   3/13/01     166,000.00
Debit      Grand Court   Transfer to Chase Business Checking Acct.   3/14/01      65,000.00
Debit      Grand Court   Transfer to Chase Business Checking Acct.   3/19/01      25,000.00
Debit      Grand Court   Transfer to Chase Business Checking Acct.   3/21/01      20,000.00
Debit      Grand Court   Transfer to Chase Business Checking Acct.   3/22/01     120,000.00
Debit      Grand Court   Transfer to Chase Business Checking Acct.   3/27/01     200,000.00
                                                                                 ----------

                                                                                 824,000.00
                                                                                 ==========

CHASE MANHATTAN BANK
BUSINESS CHECKING ACCT.
A/C 312-8380029-66
March 31, 2001

Beginning Balance @3/01/01                                          20,770.99

Add: Cash Receipts                                                 824,000.00
Less: Cash Disbursements                                          (806,736.20)
                                                                   ----------

Book Balance @3/31/01                                               38,034.79

Less: Deposits and transit
Add: Outstanding Checks                                              5,493.22
                                                                   ----------
Bank Balance @3/31/01                                               43,528.01
                                                                   ==========

CHASE CHECKING ACCOUNT
CASH RECEIPTS
March 31, 2001

 Deposit                                                            Deposit
  Date                       Description                             Amount
-----------------------------------------------------------------------------
  3/1/01        Transfer from Chase money market acct.             106,000.00
  3/8/01        Transfer from Chase money market acct.              35,000.00
 3/12/01        Transfer from Chase money market acct.              87,000.00
 3/13/01        Transfer from Chase money market acct.             166,000.00
 3/14/01        Transfer from Chase money market acct.              65,000.00
 3/19/01        Transfer from Chase money market acct.              25,000.00
 3/21/01        Transfer from Chase money market acct.              20,000.00
 3/22/01        Transfer from Chase money market acct.             120,000.00
 3/27/01        Transfer from Chase money market acct.             200,000.00
                                                                   ----------
                                                                   824,000.00
                                                                   ==========

GRAND COURT LIFESTYLES, INC.
PAYROLL BANK RECONCILIATION
S:\USERS\CM\01GCLPR WK4
Bank Atlantic-Boca Payroll
GRAND COURT LIFESTYLES, INC
PAYROLL BANK RECONCILIATION
S:\USERS\CM\01GCLPR WK4
Bank Atlantic-Boca Payroll

--------------------------------------------------------------------------------
                                                                        2001
--------------------------------------------------------------------------------
                                                                        March
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOOK BAL BEGINNING                                                   68,093.43
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CR - PER G/L
--------------------------------------------------------------------------------
                                              WT fm Chase            65,000.00
--------------------------------------------------------------------------------
                                              WT fm Chase            69,000.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CD-PAYROLL-per ADP sheets                        3/2/01             (63,336.64)
--------------------------------------------------------------------------------
                                                 3/16/01            (63,040.84)
--------------------------------------------------------------------------------
                                                 3/30/01            (68,154.13)
--------------------------------------------------------------------------------
401-k transfer                                   3/2/01              (1,391.19)
--------------------------------------------------------------------------------
401-k transfer                                   3/16/01             (1,419.26)
--------------------------------------------------------------------------------
401-k transfer                                   3/31/01             (1,292.74)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Garnishments                                     3/2/01                (300.00)
--------------------------------------------------------------------------------
Garnishments                                     3/16/01               (300.00)
--------------------------------------------------------------------------------
Garnishments                                     3/31/01               (300.00)
--------------------------------------------------------------------------------
Other CD
--------------------------------------------------------------------------------
Manual check-included in prior month CD
--------------------------------------------------------------------------------
Manual check-included in prior month CD       ck# 1046                  400.00
--------------------------------------------------------------------------------
Manual check-not included in ADP              ck# 1051               (1,049.79)
--------------------------------------------------------------------------------
                                              ck# 1052                 (400.79)
--------------------------------------------------------------------------------
                                              ck# 1053                 (600.13)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Voided cks per ADP included in prior month    ck# 3092                 (831.01)
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month    ck# 3116                 (383.75)
--------------------------------------------------------------------------------
Voided checks not yet in ADP                  ck# 3231                  975.55
--------------------------------------------------------------------------------
                                              ck# 3238                  762.94
--------------------------------------------------------------------------------
Voided checks not yet in ADP                  ck# 3239                1,144.41
--------------------------------------------------------------------------------
CD-S/C                                                                  (33.91)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOOK BAL ENDING                                                       2,542.15
                                                                      ========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
0/S                                                     3211            997.82
--------------------------------------------------------------------------------
                                                        3214          1,234.69
--------------------------------------------------------------------------------
                                                        3215            850.15
--------------------------------------------------------------------------------
                                                        3216          1,542.86
--------------------------------------------------------------------------------
                                                        3219            634.09
--------------------------------------------------------------------------------
                                                        3220            833.33
--------------------------------------------------------------------------------
                                                        3221          5,563.77
--------------------------------------------------------------------------------
                                                        3222          1,207.21
--------------------------------------------------------------------------------
                                                        3223          1,005.96
--------------------------------------------------------------------------------
                                                        3224          1,334.01
--------------------------------------------------------------------------------
                                                        3225          2,077.21
--------------------------------------------------------------------------------
                                                        3226            993.24
--------------------------------------------------------------------------------
                                                        3227          1,186.91
--------------------------------------------------------------------------------
                                                        3228          4,831.33
--------------------------------------------------------------------------------
                                                        3229          4,244.05
--------------------------------------------------------------------------------
                                                        3230            535.92
--------------------------------------------------------------------------------
                                                        3232          1,447.17
--------------------------------------------------------------------------------
                                                        3233          1,130.52
--------------------------------------------------------------------------------
                                                        3234          2,590.16
--------------------------------------------------------------------------------
                                                        3235          1,160.63
--------------------------------------------------------------------------------
                                                        3236            929.71
--------------------------------------------------------------------------------
                                                        3237          1,211.27
--------------------------------------------------------------------------------
                                                        3240          2,316.21
--------------------------------------------------------------------------------
                                                        3241          3,474.32
--------------------------------------------------------------------------------
                                                        3242          3,223.53
--------------------------------------------------------------------------------
                                                        3243            906.82
--------------------------------------------------------------------------------
                                                        3244          1,180.02
--------------------------------------------------------------------------------
                                                        3246            728.17
--------------------------------------------------------------------------------
                                                        3247            876.46
--------------------------------------------------------------------------------
                                                        3248            848.29
--------------------------------------------------------------------------------
                                                        3249          2,769.96
--------------------------------------------------------------------------------
                                                        3250          1,227.21
--------------------------------------------------------------------------------
                                                        3251            803.65
--------------------------------------------------------------------------------
                                                        3252          1,490.36
--------------------------------------------------------------------------------
                                            3/30 garn                   300.00
--------------------------------------------------------------------------------
                                            3/30 401k transfe         1,292.74
--------------------------------------------------------------------------------
                                                        1052            400.79
--------------------------------------------------------------------------------
                                                    1,053.00            600.13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     59,980.69
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANK BALANCE                                                         62,522.84
                                                                     =========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Per Bank Statement                                                   62,522.84
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         (0.00)
--------------------------------------------------------------------------------

GRAND COURT LIFESTYLES, INC.
PAYROLL BANK RECONCILIATION
S:\USERS\CM\01GCLPR. WK4

GRAND COURT LIFESTYLES, INC.                                        March 2001
PAYROLL BANK RECONCILIATION
S:\USERS\CM\01GCLPR. WK4

                                                                   March 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOOK BAL BEGINNING                                                  154,493.36
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CD-PER G/L                                       WT fm Chase         81,000.00
--------------------------------------------------------------------------------
                                                 Transfer             5,500.00
--------------------------------------------------------------------------------
                                                 WT fm Chase         95,000.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CD-PAYROLL-per ADP sheets                             3/2/01        (99,804.42)
--------------------------------------------------------------------------------
                                                     3/16/01        (40,737.66)
--------------------------------------------------------------------------------
                                                     3/30/01        (28,378.64)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Health insurance                                 ck#1278             (3,003.86)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Payroll taxes                                         3/2/01     on Feb 28
--------------------------------------------------------------------------------
Payroll taxes                                         3/2/01        (32,465.54)
--------------------------------------------------------------------------------
Payroll taxes                                        3/16/01        (22,985.20)
--------------------------------------------------------------------------------
Payroll taxes                                        3/16/01        (32,160.l6)
--------------------------------------------------------------------------------
Payroll taxes                                        3/29/01        (15,412.52)
--------------------------------------------------------------------------------
                                                     3/29/01         (2,727.57)
--------------------------------------------------------------------------------
Payroll taxes                                        3/29/01        (34,345.29)
--------------------------------------------------------------------------------
Garnishments                                     ck#1266             (1,311.50)
--------------------------------------------------------------------------------
Garnishments                                     ck#1270             (1,311.50)
--------------------------------------------------------------------------------
Garnishments                                     ck#1277             (1,311.50)
--------------------------------------------------------------------------------
Other CD
--------------------------------------------------------------------------------
Manual check-included in prior month CD
--------------------------------------------------------------------------------
Manual check-included in prior month CD
--------------------------------------------------------------------------------
Manual check-not included in ADP
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
safety deposit box
--------------------------------------------------------------------------------
Other-ADP charges                                JUK 3/2/01             (49.72)
--------------------------------------------------------------------------------
Other-ADP charges                                JDZ 3/2/01            (184.97)
--------------------------------------------------------------------------------
Other-ADP charges                                JUK 2/28/01            (46.00)
--------------------------------------------------------------------------------
Other-ADP charges                                JDZ 2/28.01            (61.50)
--------------------------------------------------------------------------------
Other-ADP charges                                JUK 3/16/01            (48.66)
--------------------------------------------------------------------------------
Other-ADP charges                                JDZ 3/16/01           (164.12)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CD-S/C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOOK BAL ENDING                                                     19,483.03
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
0/S
--------------------------------------------------------------------------------
                                                 ck#1277              1,311.50
--------------------------------------------------------------------------------
                                                 ck#3161              2,664.53
--------------------------------------------------------------------------------
                                                 ck#3162              1,663.18
--------------------------------------------------------------------------------
                                                 ck#3169                940.55
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Outstanding Checks                                              6,579.76
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANK BALANCE                                                         26,062.79
                                                                     =========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CHASE MANHATTAN BANK
MULTI-FAMILY MONEY MARKET
A/C 312-8380029-67
March 31, 2001

Beginning Balance @3/01/01                                          4,294,176.65

Add: Cash Receipts-Refinancing proceeds                                65,863.38
Add: Cash Receipts-interest income                                      6,281.73
Less: Cash Disbursements                                                    0.00
                                                                    ------------

Book Balance @3/31/01                                               4,366,321.76

Less: Deposits in Transit                                                   0.00
Add: Outstanding Checks                                                     0.00
                                                                    ------------

Bank Balance @3/31/01                                               4,366,321.76
                                                                    ============

CHASE MANHATTAN BANK
REAL ESTATE ESCROW ACCOUNT
A/C 312-8396952-65
March 31, 2001

Beginning Balance @3/01/01                                             94,201.17

Add: Cash Receipts-Interest Income                                        137.40
Less: Cash Disbursements                                                    0.00
                                                                       ---------

Book Balance @3/31/01                                                  94,338.57

Less: Deposits in Transit                                                   0.00
Add: Outstanding Checks                                                     0.00
                                                                       ---------

Bank Balance @3/31/01                                                  94,338.57
                                                                       =========

CHASE MANHATTAN BANK
RENTAL AGENCY ESCROW ACCT.
A/C 312-8396952-65
March 31, 2001

Beginning Balance @3/01/01                                             27,955.35

Add: Cash Receipts                                                         40.77
Less: Cash Disbursements                                                    0.00
                                                                       ---------

Book Balance @3/31/01                                                  27,996.12

Less: Deposits in Transit                                                   0.00
Add: Outstanding Checks                                                     0.00
                                                                       ---------

Bank Balance @3/31/01                                                  27,996.12
                                                                       =========

                                                                      Form MOR-2

                          Grand Court Lifestyles, Inc.
                                Income Statement
                          March 1, 2001- March 31, 2001

                                                                     Cumulative
                                                                       Filing
                                                        3/31/01       to Date
                                                      -------------------------
Revenues:

Management Fee Income                                     22,601      2,240,680
General Partner Fees                                           0        304,645
Interest Income                                           47,289      9,931,166
Deferred Profit Earned                                    47,032        610,739
Other Income                                             165,000        355,000
                                                      -------------------------

Total Revenues                                           281,922     13,442,230

Administrative Expenses:

Travel                                                     2,022         49,256
Telephone                                                 16,722        212,762
Federal Express                                           (4,063)        40,985
Postage                                                    1,092         38,251
Office Supplies & Expense                                 14,666        173,178
Outside storage                                            1,473         20,314
Miscellaneous                                                  0         33,521
ADP                                                          555          8,151
Legal & Accounting                                             0         91,218
Licenses & Filing Fees                                     1,393         36,033
Recruitment                                                    0          8,792
Printing                                                      42          8,449
Caton Expenses                                             9,226        161,398
Rent                                                      49,051        702,347
Computer Equipment Maintenance                             9,890        155,477
Insurance                                                 37,719        502,851
Equipment Leases                                           9,933         98,844
Office Salaries and expenses                             589,946      4,727,921
Director's Fees                                                0          9,500
Interest                                                       0         25,874
Corporate Taxes                                                0        129,848
Amortization                                                   0        472,545
                                                      -------------------------

Total Administrative Expenses                            739,667      7,707,515
                                                      -------------------------

Extraordinary Expenses:

Net loss due to loss of properties (1)                     2,500     26,730,967
                                                      -------------------------

Total Expenses                                           742,167     34,438,482
                                                      -------------------------

Net Income(Loss) Before Reorganization Expenses         (460,245)   (20,996,252)
                                                      -------------------------

Restructuring Expenses:
Administrative fees                                            0       (239,237)
Professional fees                                       (124,069)    (2,183,784)
US Trustee Quarterly Fees                                      0        (26,250)
Interest Earned on Accumulated Cash from Chapter 11       19,847        101,131
                                                      -------------------------

Total Reorganization Expenses                           (104,222)    (2,348,140)
                                                      -------------------------

Net Income (Loss)                                       (564,467)   (23,344,392)
                                                      =========================

Note:

(a) A final analysis of all the details of the sale of the general partner Interests and related assets and its effect on the balance sheet and income statement of the debtor has not yet been completed.

(b) The fiscal year end of the debtor is January 31, 2001. Certain financial information needed in order to finalize the debtor's fiscal year end is not yet available. This information will be reported in the monthly operating report in which the information becomes available.

                                                                      Form MOR-3

                          Grand Court Lifestyles, Inc.
                                  Balance Sheet
                                 March 31, 2001

                                                   Book Value       Book Value
                                                    at end of       on Petition
                                                     Month              Date
                                                   ----------------------------
Assets:

Cash                                                13,471,363        2,998,777
Notes & Receivables                                179,746,034      227,986,234
Investments                                          6,326,772       16,099,729
Construction in Progress                                    (0)         739,486
Furniture & Equipment-net                              326,421        4,658,158
Other Assets                                        16,796,427       18,526,143
                                                   ----------------------------

Total Assets                                       216,667,017      271,008,527
                                                   ============================

Liabilities Not Subject to Compromise:

Accounts Payable                                       574,618          549,781
Professional Fees                                      540,770               --
                                                   ----------------------------

Total Post-Petition Liabilities                      1,115,388          549,781
                                                   ----------------------------

Deferred Income                                     44,760,378       67,403,696
Deferred Rent Obligations                                   --        2,741,705

Liabilities Subject to Compromise:

Secured Debt                                        95,819,234      106,385,512
Priority Debt                                          217,279          486,635
Unsecured Debt                                      88,458,254       84,197,250
                                                   ----------------------------

Total Pre-Petition Liabilities                     184,494,767      191,069,397
                                                   ----------------------------

Stockholders' Equity:

Common Stock                                           178,000          178,000
Treasury Stock                                      (1,579,817)      (1,579,817)
Paid-in-Capital                                     75,350,594       75,053,000
Accumulated Deficit                                (57,091,480)     (57,190,813)
Net (loss) for period                              (30,560,813)      (7,216,422)
                                                   ----------------------------

Total Stockholders' Equity                         (13,703,516)       9,243,948
                                                   ----------------------------

Total Liabilities & Stockholders' Equity           216,667,017      271,008,527
                                                   ============================

                            Case Number 0O-32578(NLW)
                      Reporting Period: Month of March 2001
                          Status of Postpetition Taxes
                                   Boca Office

                                Beginning                  Amount                                                   Ending
                                  Tax         Refund      Withheld      Amount            Date       Check No        Tax
                                Liability    Received    or Accrued     Paid             Paid        or EFT        Liability
                              ---------------------------------------------------------------------------------------------
Federal

Withholding                      (1,145)       1,145       55,118        55,118 3/2.3/16,3/30   see attached         (0)
FICA-Employee                         0                    20,994        20,994 3/2.3/16,3/30   see attached          0
FICA-Employer                      (296)         296       20,994        20,994 3/2.3/16,3/30   see attached          0
Unemployment                          0                       530           530 3/2.3/16,3/30   see attached          0
Income                                0                                                                               0
Other:
                              ---------------------------------------------------------------------------------------------
   Total Federal Taxes           (1,441)       1,441       97,636        97,636             0              0          0
                              ---------------------------------------------------------------------------------------------

State & Local

Withholding
Sales
Excise
Unemployment                                                4,062         4,062 3/2.3/16,3/30   see attached
Real Property
Personal Property
Other
                              ---------------------------------------------------------------------------------------------
   Total State & Local                0            0        4,062         4,062             0              0          0
                              ---------------------------------------------------------------------------------------------
Total Taxes                      (1,441)       1,441      101,699       101,699             0              0          0
                              =============================================================================================

                           Case Number: 00-32578(NLW)
                      Reporting Period: Month of March 2001
                          Status of Postpetition Taxes
                                 Fort Lee office

                                  Beginning      Amount                                                           Ending
                                    Tax         Withheld           Amount         Date          Check No            Tax
                                  Liability    or Accrued           Paid          Paid           or EFT          Liability
                                 -------------------------------------------------------------------------------------------
Federal

Withholding                          (0)        62,050            62,050  3/2.3/16,3/30      see attached           (0)
FICA-Employee                        (0)        16,019            16,019  3/2.3/16,3/30      see attached           (0)
FICA-Employer                        (0)        16,019            16,019  3/2.3/16,3/30      see attached           (0)
Unemployment                          0             27                27  3/2.3/16,3/30      see attached            0
Income                                0                                                                              0
Other:                                0                                                                              0
                                 -------------------------------------------------------------------------------------------
   Total Federal Taxes                0         94,115            94,115              0                0             0
                                 -------------------------------------------------------------------------------------------

State & Local

Withholding                           0         17,644            17,644  3/2.3/16,3/30      see attached            0
Sales
Excise
Unemployment                          0          1,173             1,173  3/2.3/16,3/30      see attached            0
Real Property
Personal Property
Other
                                 -------------------------------------------------------------------------------------------
   Total State & Local                0         18,816            18,816              0                 0            0
                                 -------------------------------------------------------------------------------------------

Total Taxes                          (0)       112,931           112,931              0                 0            0
                                 ===========================================================================================

Case Number 00-32578(NLW)                                             Form MOR-4

                          Grand Court Lifestyles, Inc.
                         Summary of Post Petition Debts
                          Reporting period: March 2001

                                            Number of Days Past Due
                            Current    0-30   31-60   61-90  Over 90    Total
                           ----------------------------------------------------

Accounts Payable                      55,352   448      0    24,576     80,376
Accrued expenses            250,000                          19,805    269,805
Taxes Payable                24,014                                     24,014
Other                       200,423                                    200,423
                           ----------------------------------------------------

Total Post Petition Debts   474,437   55,352   448      0    44,381    574,618
                           ====================================================

GRAND COURT LIFESTYLES, INC.
OPEN PAYABLE - POST PETITION - BOCA
AS OF 3/31/01
S:\SHARED\APRECON.WK4

ACCOUNTS PAYABLE SUB-LEDGER                                    50,215.87

Add:                                                                0.00
Less:                                                               0.00
                                                               ---------

Accounts Payable Balance Per GIL @3/31/01                      50,215.87
                                                               =========

GRAND COURT LIFESTYLES, INC.
OPEN PAYABLE - POST PETITION - FT. LEE
AS OF 3/31/01
S:\SHARED\APRECON.WK4

ACCOUNTS PAYABLE SUB-LEDGER                                            30,160.25

Add
                                                                       ---------

Accounts Payable Balance per G/L @3/31/01                              30,160.25
                                                                       =========

                                                                       For MOR-5

                          Grand Court Lifestyles, Inc.
                            Case Number 0O-32578(NLW)
                          Reporting Period - March 2001

Debtor Questionaire

                                                                   Yes     No
--------------------------------------------------------------------------------
1.    Have any assets been sold or transferred outside the
      normal course of business this reporting period? If                  |X|
      yes, provide an explanation below.

--------------------------------------------------------------------------------
2.    Have any funds been disbursed from any account other                 |X|
      than a debtor in possession account this reporting period? If yes, provide an explanation below.

--------------------------------------------------------------------------------
3.    Have all postpetition tax returns been timely filed?         |X|
      If no, provide an explanation below.

--------------------------------------------------------------------------------
4.    Are workers compensation, general liability and other        |X|
      necessary insurance coverages in effect? If no,
      provide an explanation below.
--------------------------------------------------------------------------------